SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2003

SAFLINK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20270	95-4346070
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 108th Avenue NE, Suite 2100

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 278-1100

11911 NE 1st Street, Suite B-304

Bellevue, Washington 98005

(Former address of principal executive offices)

Item 5. Other Events.

On April 28, 2003, SAFLINK Corporation, a Delaware corporation (the “Company”), announced that Nasdaq has approved its application for relisting its common stock on the Nasdaq SmallCap Market. The Company’s common stock began trading on the Nasdaq SmallCap Market on Friday, April 25, 2003, under the symbol SFLK. Prior to the relisting, the Company’s common stock was quoted on the Over-the-Counter Bulletin Board under the symbol SFLK. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release of SAFLINK Corporation, dated April 28, 2003, regarding Nasdaq’s approval of relisting of the Company’s common stock on the Nasdaq SmallCap Market

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFLINK Corporation

May 6, 2003	By:	/s/ GLENN ARGENBRIGHT
Glenn Argenbright President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of SAFLINK Corporation, dated April 28, 2003, regarding Nasdaq’s approval of relisting of the Company’s common stock on the Nasdaq SmallCap Market